Exhibit 99.2

                                ESCROW AGREEMENT

ESCROW AGREEMENT (this "Escrow Agreement") made as of the date set forth on the signature page below, by and among, Marlon Distributors Ltd. ("Marlon"), each of the vendor purchaser signatories hereto (each a "Purchaser" and collectively, the "Purchasers") and the law firm of Wuersch & Gering LLP, a New York limited liability partnership, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

      WHEREAS, Marlon and the Purchasers are exchanging the securities (the "Securities" and also referred to herein as the "Escrow Assets") described in the attached Stock Purchase Agreement dated as of even date herewith (the "Stock Purchase Agreement" and also referred to herein as the "Transaction");

      WHEREAS, the Agreement contemplates that the Transaction will close into escrow of the Escrow Agent and that Marlon shall retain a right of rescission in respect of the Transaction until certain post closing due diligence is completed to the satisfaction of Marlon and the Escrow Agent has agreed to receive, hold, pay and deliver such Securities, and take such actions thereof, upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Escrow Agreement hereby agree as follows:

            1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Agreement.

            2. Escrow. On or prior to the Closing Date, the following shall occur: (a) Purchasers shall deliver the Purchased Shares to the Escrow Agent; and (b) Marlon shall deliver or cause to be delivered to Escrow Agent the WACI Securities. The Escrow Agent shall hold the Securities at and after Closing pursuant to the conditions of Section 2.8 of the Stock Purchase Agreement.

            3. Interest on Assets. During the period of effectiveness of this Escrow Agreement, none of the Securities shall accrue any interest to the benefit of, or be payable to, Marlon or the Purchaser.

            4. Release of Securities.

            (a) The Escrow Agent shall release the Securities to the respective party as set forth in accordance with the provisions of Section 2.8 of the Stock Purchase Agreement.

            (b) If no Closing occurs prior to 11:59 p.m. eastern time at or prior to the end of the Rescission Right Period and the Escrow Agent does not receive mutually consistent

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                                Escrow Agreement
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written  instructions  of Marlon and  Purchasers  regarding an extension of such date, the Escrow Agent shall promptly take actions consistent with Section 2.8 of the Stock Purchase Agreement.

            5. Further Assurances; Anti-Money Laundering Compliance. Marlon and the Purchaser agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, remedy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent. Without limiting the foregoing, the Purchaser shall promptly deliver to the Escrow Agent any and all information and due diligence materials relating to anti-money laundering due diligence as may be requested by the Escrow Agent, the extent and sufficiency of which shall be determined by the Escrow Agent in its sole discretion.

            6. Conflicting Demands. If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, Marlon and the Purchaser agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all funds held hereunder pursuant to this Escrow Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

            7. Disputes. Each of the parties hereto hereby covenants and agrees that the Federal or state courts located in the Borough of Manhattan, State of New York shall have jurisdiction over any dispute with the Escrow Agent or relating to this Escrow Agreement.

            8. Expenses of the Escrow Agent. Marlon agrees to pay any and all fees, costs, expenses and disbursements charged, accrued and/or incurred by the Escrow Agent in connection with performance of all duties, conditions and rights under this Agreement, in addition to all waivers, releases, discharges, satisfactions, modifications and amendments of this Escrow Agreement, the administration and holding of the Escrow Assets, the deposit of funds, and the enforcement, protection and adjudication of the Escrow Agent's rights hereunder by the Escrow Agent, including, without limitation, the out-of-pocket disbursements of the Escrow Agent with respect to any fees, costs, expenses or disbursements of its own legal counsel that Escrow Agent may retain in the event of any controversy in connection with this Escrow


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                                Escrow Agreement
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Agreement. Marlon shall indemnify and hold harmless the Escrow Agent for any and all such fees, costs expenses and disbursements paid or accrued by the Escrow Agent.

            9. Reliance on Documents and Experts. The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to each of Marlon and the Purchaser. The Escrow Agent shall not be responsible to review any certificates other than to confirm that it has been signed.

            10. Status of the Escrow Agent, Etc. The Escrow Agent is acting under this Escrow Agreement solely in an agency capacity. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and Marlon or the Purchaser. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of Marlon, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent Marlon has been represented by the Escrow Agent, the Purchaser hereby duly acknowledges and waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon the. The Escrow Agent's only duties are those expressly set forth in this Escrow Agreement, and each of Marlon and the Purchaser authorizes the Escrow Agent to perform those duties in accordance with its usual practices in holding funds of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its partners, employees, attorneys, agents or designees.

            11. Exculpation. The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of funds or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Escrow Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction); and each of Marlon and the Purchaser hereby waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts


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                                Escrow Agreement
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or omissions  breaching a duty owed to the claimant under this Escrow  Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) For other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement or the Escrow Assets; and each of Marlon and the Purchaser hereby expressly waives any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

            12. Indemnification. The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by Marlon from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Escrow Agreement or the Escrow Assets, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

            13. Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee.

      If to Marlon:             At the address of Marlon set forth on the
                                signature page hereto

      If to Escrow Agent:       Wuersch & Gering LLP
                                100 Wall Street - 21st Floor
                                New York, NY 10005
                                Attention: Travis Gering, Esq.
                                Telephone No.: (212) 509-5050
                                Facsimile No.: (212) 509-9559

      If to Purchaser:          At the address of such Purchaser set forth on
                                the signature page hereto


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                                Escrow Agreement
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            14.  Section and Other  Headings.  The  section  and other  headings contained in this Escrow Agreement are for convenience only, shall not be deemed
a  part  of  this  Escrow   Agreement  and  shall  not  affect  the  meaning  or
interpretation of this Escrow Agreement.

            15. Governing Law. This Escrow Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. Each of Marlon and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of Marlon and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 15 shall affect or limit any right to serve process in any other manner permitted by law.

            16. Counterparts. This Escrow Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

            17. Resignation of Escrow Agent. The Escrow Agent may, at any time, at its option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to each of Marlon and the Purchaser. In such event, the Escrow Agent shall deposit the Escrow Assets with a successor independent escrow agent to be appointed by (a) Marlon and the Purchaser within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if Marlon and the Purchaser shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Escrow Assets the Escrow Agent shall be released of and from all liability under this Escrow Agreement.

            18. Successors and Assigns; Assignment. Whenever in this Escrow Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each of Marlon and the Purchaser in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall be deemed to authorize or permit Marlon or the Purchaser to assign any of its rights or obligations hereunder to any other person (whether or not an affiliate of Marlon or the Purchaser) without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of its duties or obligations hereunder except as provided in Section 17 hereof.

            19. No Third Party Rights. The representations, warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other person, including the creditors of Marlon or the Purchaser, shall have any right or claim


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                                Escrow Agreement
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against any party by reason of any of those terms and  provisions or be entitled to enforce any of those terms and provisions against any party.

            20. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on either Marlon or the Purchaser in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.

            21. Modification, Amendment, Etc. Each and every modification and amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

            22. Entire Agreement. This Escrow Agreement contains the entire agreement of the parties with respect to the matters contained herein and supersedes all prior representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

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                                Escrow Agreement
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            IN WITNESS  WHEREOF,  the parties  hereto have  executed this Escrow
Agreement as of the 29th day of July, 2005.

MARLON DISTRIBUTORS LTD.

                                     By: /s/ Gary Hokkanen
                                         ---------------------------------------
                                         Name: Gary Hokkanen
                                         Title: Chief Financial Officer

ESCROW AGENT:                        WUERSCH & GERING LLP

                                     By: /s/ Travis Gering
                                         ---------------------------------------
                                         Name: Travis Gering
                                         Title: Partner

PURCHASER:                           David MacKinnon
                                     -------------------------------------------

                                     By: /s/ David MacKinnon
                                         ---------------------------------------
                                         Name: David MacKinnon
                                         Title: Managing Director
                                         Address For Notice:
                                         Telephone:
                                         Fax:

PURCHASER:                           James Hardy
                                     -------------------------------------------

                                     By: /s/ James Hardy
                                         ---------------------------------------
                                         Name: James Hardy
                                         Title:
                                         Address For Notice:
                                         Telephone:
                                         Fax:

PURCHASER:                           Joshua MacKinnon
                                     -------------------------------------------

                                     By: /s/ Joshua MacKinnon
                                         ---------------------------------------
                                         Name: Joshua MacKinnon
                                         Title:
                                         Address For Notice:
                                         Telephone:
                                         Fax:

PURCHASER:                           Rosemary Gilbert
                                     -------------------------------------------

                                     By: /s/ Rosemary Gilbery
                                         ---------------------------------------
                                         Name: Rosemary Gilbert
                                         Title:
                                         Address For Notice:
                                         Telephone:
                                         Fax:


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